OPPENHEIMER MAIN STREET SMALL CAP FUND®

Supplement dated January 11, 2019 to the

Summary Prospectus dated August 28, 2018

This supplement amends the Summary Prospectus of Oppenheimer Main Street Small Cap Fund® (the “Fund”), dated August 28, 2018, and is in addition to any other supplement(s).

1.	The first paragraph on page 1 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated August 28, 2018, as revised January 11, 2019, and through page 50 of its most recent Annual Report, dated April 30, 2018, are incorporated by reference into this Summary Prospectus. You can access the Fund’s prospectus and SAI at https://www.oppenheimerfunds.com/fund/MainStreetSmallCapFund. The Fund’s prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

January 11, 2019	PS1355.001.0119